                       CONSENT AND LETTER OF TRANSMITTAL

                  TO TENDER AND TO GIVE CONSENT IN RESPECT OF

               9 1/4% GUARANTEED SENIOR NOTES DUE APRIL 1, 2006

                              (CUSIP: 25754HAC1)

                                      OF

                          DOMINION TEXTILE (USA) INC.

  PURSUANT TO THE OFFER TO PURCHASE AND CONSENT SOLICITATION STATEMENT DATED
                               DECEMBER 23, 1997


 THE SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JANUARY 9, 1998, IF ON SUCH DATE THE COMPANY HAS RECEIVED THE REQUISITE CONSENTS (AS DEFINED HEREIN) OR THE FIRST DATE THEREAFTER THAT THE COMPANY RECEIVES THE REQUISITE CONSENTS FROM HOLDERS OF THE NOTES (THE "CONSENT EXPIRATION DATE"). THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JANUARY 26, 1998, UNLESS EXTENDED (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE "TENDER OFFER EXPIRATION DATE"). HOLDERS WHO DESIRE TO RECEIVE THE CONSENT PAYMENT AND THE TENDER OFFER CONSIDERATION MUST VALIDLY CONSENT TO THE PROPOSED AMENDMENTS ON OR PRIOR TO THE CONSENT EXPIRATION DATE. HOLDERS WHO TENDER AFTER THE CONSENT EXPIRATION DATE WILL RECEIVE ONLY THE TENDER OFFER CONSIDERATION. CONSENTS MAY ONLY BE REVOKED ON OR PRIOR TO THE CONSENT EXPIRATION DATE. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE TENDER OFFER EXPIRATION DATE.


             The Depositary for the Offer and the Solicitation is:

                       HARRIS TRUST COMPANY OF NEW YORK

               By Mail:                     By Hand or Overnight Courier:
 Wall Street Station P.O. Box 1023 New   Receive Window Wall Street Plaza 88
          York, NY 10268-1023                  Pine Street, 19th Floor
                                                 New York, NY 10005

                          By Facsimile Transmission:
                       (for Eligible Institutions Only)
                            (212) 701-7636 or 7637

                   For Information Telephone (call collect):
                                (212) 701-7624

  DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  HOLDERS WHO WISH TO CONSENT TO THE PROPOSED AMENDMENTS AND TO RECEIVE THE CONSENT PAYMENT PURSUANT TO THE SOLICITATION MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR NOTES TO THE DEPOSITARY ON OR PRIOR TO THE CONSENT EXPIRATION DATE.

  THE INSTRUCTIONS CONTAINED HEREIN AND IN THE OFFER (AS DEFINED BELOW) SHOULD BE READ CAREFULLY BEFORE THIS CONSENT AND LETTER OF TRANSMITTAL IS COMPLETED.

  List below the Notes to which this Consent and Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Consent and Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

                             DESCRIPTION OF NOTES
-------------------------------------------------------
[CAPTION]
NAME(S) AND
ADDRESS(ES)
    OF                                 PRINCIPAL AMOUNT
 HOLDER(S)                 AGGREGATE     TENDERED AND
  (PLEASE                  PRINCIPAL     AS TO WHICH
FILL IN, IF  CERTIFICATE    AMOUNT       CONSENTS ARE
  BLANK)     NUMBER(S)*  REPRESENTED**      GIVEN
-------------------------------------------------------
                                             ----------
                                             ----------
                                             ----------
                                             ----------
-------------------------------------------------------

 TOTAL PRINCIPAL AMOUNT OF NOTES
----------------------------------------------

* Need not be completed by Holders tendering by book-entry transfer (see below).
** Unless otherwise indicated in the column labeled "Principal Amount
   Tendered And As To Which Consents Are Given" and subject to the terms and conditions of the Statement, a Holder will be deemed to have tendered the entire aggregate principal amount represented by the Notes indicated in the column labeled "Aggregate Principal
   Amount Represented." See Instruction 5.


  THE COMPLETION, EXECUTION AND DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL IN CONNECTION WITH THE TENDER OF NOTES AND DELIVERY OF CONSENTS ON OR PRIOR TO THE CONSENT EXPIRATION DATE WILL CONSTITUTE A CONSENT TO THE PROPOSED AMENDMENTS WITH RESPECT TO SUCH NOTES TENDERED. HOLDERS WHO TENDER THEIR NOTES AFTER THE CONSENT EXPIRATION DATE WILL NOT RECEIVE THE CONSENT PAYMENT.

[_] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
  MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE
  FOLLOWING:

 Name of Tendering Institution: ______________________________________________

 Account Number with DTC: ____________________________________________________

 Transaction Code Number: ____________________________________________________

[_] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
  GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE DEPOSITARY AND COMPLETE THE
  FOLLOWING:

 Name of Registered Holder(s): _______________________________________________

 Window Ticket No. (if any): _________________________________________________

 Date of Execution of Notice of Guaranteed Delivery: _________________________

 Name of Eligible Institution that Guaranteed Delivery: ______________________

 If Delivered by Book-Entry Transfer:
   Account Number with DTC: _________________________________________________

   Transaction Code Number: _________________________________________________

  By execution hereof, the undersigned acknowledges receipt of the Offer to Purchase and Consent Solicitation Statement, dated December 23, 1997 (as the same may be amended from time to time, the "Statement") of Dominion Textile
(USA) Inc., a Delaware corporation (the "Company"), and this Consent and Letter of Transmittal and instructions hereto (the "Consent and Letter of Transmittal" and together with the Statement, the "Offer"), which together constitute (i) the Company's offer to purchase any and all of its outstanding Notes, upon the terms and subject to the conditions set forth in the Statement, and (ii) the Company's solicitation (the "Solicitation") of consents (the "Consents") from each registered holder (each a "Holder" and, collectively, the "Holders") to certain proposed amendments (the "Proposed Amendments") to the Indenture dated as of April 1, 1996 (the "Indenture"), between the Company, Dominion Textile Inc., a corporation duly organized and existing under the laws of Canada ("Dominion" or the "Parent Guarantor") and First Union National Bank, as trustee (the "Trustee"), pursuant to which the Notes were issued. Holders who tender Notes under this Consent and Letter of Transmittal on or prior to the Consent Expiration Date will be deemed to consent with respect to the Proposed Amendments.

  This Consent and Letter of Transmittal is to be used by Holders if (i) certificates representing Notes are to be physically delivered to the Depositary herewith by Holders, (ii) tender of Notes is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Statement under Item 7, "Procedures for Tendering Notes and Delivering Consents--Tender of Notes Held Through DTC," by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Notes, unless an Agent's Message is delivered in connection with such book-entry transfer, or (iii) tender of Notes after the Consent Expiration Date is to be made according to the guaranteed delivery procedures set forth in the Statement under Item 7, "Procedures for Tendering Notes and Delivering Consents--Guaranteed Delivery." Delivery of documents to DTC does not constitute delivery to the Depositary.

  THE UNDERSIGNED HAS COMPLETED, EXECUTED AND DELIVERED THIS CONSENT AND LETTER OF TRANSMITTAL TO INDICATE THE ACTION THE UNDERSIGNED DESIRES TO TAKE WITH RESPECT TO THE OFFER AND THE SOLICITATION.

  All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Statement.

  The instructions included with this Consent and Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Statement, this Consent and Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to Chase Securities Inc., the Dealer Manager for the Offer and Solicitation, or MacKenzie Partners, Inc., the Information Agent, in each case at the address and telephone number set forth on the back cover page of this Consent and Letter of Transmittal. See Instruction 13 below.

  Holders of Notes that are tendering by book-entry transfer to the Depositary's account at DTC can execute the tender through the DTC Automated Tender Offer Program ("ATOP") for which the transaction will be eligible. DTC participants that are accepting the Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Depositary's DTC account. DTC will then send an Agent's Message to the Depositary for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Offer as to the tender of Notes; however, any such Holders tendering on or prior to the Consent Expiration Date must also execute and deliver a Consent and Letter of Transmittal. TO RECEIVE THE CONSENT PAYMENT, EACH HOLDER (INCLUDING ANY HOLDER TENDERING NOTES THROUGH ATOP) MUST DELIVER OR CAUSE TO BE DELIVERED A COMPLETED AND PROPERLY EXECUTED CONSENT AND LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS TO THE DEPOSITARY ON OR PRIOR TO THE CONSENT EXPIRATION DATE.

  If a registered Holder desires to tender Notes pursuant to the Offer after the Consent Expiration Date and (a) certificates representing such Notes are not immediately available, (b) time will not permit such Holder's Consent and Letter of Transmittal, certificates representing such Notes and all other required documents to reach the Depositary on or prior to the Tender Offer Expiration Date, or (c) the procedures for book-entry transfer (including delivery of an Agent's Message) cannot be completed on or prior to the Tender Offer Expiration Date, such Holder may nevertheless tender such Notes with the effect that such tender will be deemed to have been received on or prior to the Tender Offer Expiration Date. Holders may effect such a tender of Notes in accordance with the guaranteed delivery procedures set forth in the Statement under Item 7, "Procedures for Tendering Notes and Delivering Consents-- Guaranteed Delivery." See Instruction 2 below.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  Upon the terms and subject to the conditions of the Offer and Solicitation, the undersigned hereby tenders to the Company the principal amount of Notes indicated above and consents to the Proposed Amendments.

  Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Notes tendered with this Consent and Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to the Notes that are being tendered hereby, waives any and all other rights with respect to the Notes (including without limitation any existing or past defaults and their consequences in respect of the Notes and the Indenture under which the Notes were issued) and releases and discharges the Company from any and all claims such Holder may have now, or may have in the future, arising out of, or related to, the Notes, including without limitation any claims that such Holder is entitled to receive additional principal or interest payments with respect to the Notes or to participate in any redemption or defeasance of the Notes, and also consents to the Proposed Amendments (as defined in the Statement). The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to such Notes, with full power of substitution and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Notes on the account books maintained by DTC to, or upon the order of, the Company, (ii) present such Notes for transfer of ownership on the books of the Company,
(iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes and (iv) deliver to the Company and the Trustee this Consent and Letter of Transmittal on or prior to the Consent Expiration Date as evidence of the undersigned's Consent to the Proposed Amendments and as certification that validly tendered and not revoked Consents from Holders of a majority of the aggregate principal amount of outstanding Notes not owned by the Company or its affiliates (the "Requisite Consents") to the Proposed Amendments duly executed by Holders of such Notes have been received, all in accordance with the terms and conditions of the Offer and Solicitation. Execution and delivery of this Consent and Letter of Transmittal on or prior to the Consent Expiration Date will also be deemed to constitute a Consent to the Proposed Amendments.

  The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written Consent, with respect to the Notes tendered hereby, to the Proposed Amendments as permitted by Article Nine of the Indenture if this Consent and Letter of Transmittal is executed and delivered on or prior to the Consent Expiration Date. The undersigned understands that the Consent provided hereby shall remain in full force and effect until such Consent is revoked in accordance with the procedures set forth in the Statement and this Consent and Letter of Transmittal, which procedures are hereby agreed to be applicable in lieu of any and all other procedures for revocation set forth in the Indenture, which are hereby waived.

  The undersigned understands that Consents may not be revoked after the Consent Expiration Date. The Company intends to execute the supplemental indenture to the Indenture providing for the Proposed Amendments (the "Supplemental Indenture") on or promptly after the Consent Expiration Date. The Proposed Amendments will become effective upon certification that the Requisite Consents have been received, but will not become operative until the Company accepts for purchase the Notes tendered in the Offer.

  The undersigned understands that tenders of Notes may be withdrawn by written notice of withdrawal received by the Depositary at any time on or prior to the Tender Offer Expiration Date. Holders may not deliver Consents without tendering their Notes in the Offer, and may not revoke Consents on or prior to the Consent Expiration Date without withdrawing the previously tendered Notes to which such Consent relates. Holders may not withdraw previously tendered Notes on or prior to the Consent Expiration Date without revoking the previously delivered Consents to which such tender relates. Consents may not be revoked after the Consent Expiration Date, except under certain limited circumstances.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and to give the Consent contained herein, and that when such Notes are accepted for purchase and payment by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby, to perfect the undersigned's Consent to the Proposed Amendments and to complete the execution of the Supplemental Indenture reflecting such Proposed Amendments.

  The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Statement and in the instructions hereto and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company, upon the terms and subject to the conditions of the Offer and Solicitation.

  For purposes of the Offer, the undersigned understands that the Company will be deemed to have accepted for purchase validly tendered Notes if, as and when the Company gives oral or written notice thereof to the Depositary.

  The undersigned understands that the Company's obligation to accept for payment, and to pay for, Notes validly tendered pursuant to the Offer is conditioned upon the satisfaction of (a) the Supplemental Indenture Condition,
(b) the Business Unit Sales Condition, (c) the 2003 Tender Condition and (d) the General Conditions. See Item 9, "Conditions to the Offer," in the Statement. Any Notes not accepted for purchase will be returned promptly to the undersigned at the address set forth above unless otherwise indicated herein under "Special Delivery Instructions" below.

  All authority conferred or agreed to be conferred by this Consent and Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Consent and Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

  The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary of this Consent and Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company, or receipt of an Agent's Message. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes and deliveries and revocations of Consents will be determined by the Company, in its sole discretion, which determination shall be final and binding.

  Unless otherwise indicated under "Special Payment Instructions" below, please issue a check from the Depositary for the Total Consideration or Tender Offer Consideration, as the case may be, for any Notes tendered hereby that are purchased, and/or return any certificates representing Notes not tendered or not accepted for purchase in the name(s) of the Holder(s) appearing under "Description of Notes." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Total Consideration or Tender Offer Consideration, as the case may be, and/or return any certificates representing Notes not tendered or not accepted for purchase (and accompanying documents, as appropriate) to the address(es) of the Holder(s) appearing under "Description of Notes." In the event that both the Special Payment Instructions and the Special Delivery Instructions are completed, please issue the check for the Total Consideration or Tender Offer Consideration, as the case may be, and/or return any certificates representing Notes not tendered or not accepted for purchase (and any accompanying documents, as appropriate) to, the person or persons so indicated. In the case of a book-entry delivery of Notes, please credit the same account maintained at DTC with any Notes not tendered or not accepted for purchase. The undersigned recognizes that the Company does not have any obligation pursuant to the Special Payment Instructions to transfer any Notes from the name of the Holder thereof if the Company does not accept for purchase any of the Notes so tendered.

                                PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL CONSENTING HOLDERS)
 (TO BE COMPLETED BY ALL TENDERING HOLDERS OF NOTES REGARDLESS OF WHETHER NOTES
                                      ARE
  BEING PHYSICALLY DELIVERED HEREWITH, UNLESS AN AGENT'S MESSAGE IS DELIVERED
            IN CONNECTION WITH A BOOK-ENTRY TRANSFER OF SUCH NOTES)

  The completion, execution and delivery of this Consent and Letter of Transmittal on or prior to the Consent Expiration Date will be deemed to constitute a Consent to the Proposed Amendments.
  This Consent and Letter of Transmittal must be signed by the registered holder(s) of Notes exactly as their name(s) appear(s) on certificate(s) for Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Consent and Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 6 below.
  If the signature appearing below is not of the registered holder(s) of the Notes, then the registered holder(s) must sign a valid proxy.

X
 -----------------------------------------------------------------------------

X
 -----------------------------------------------------------------------------
              (Signature(s) of Holder(s) or Authorized Signatory)

Date:              , 19   .

Name(s):
     ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity:
     ------------------------------------------------------------------------

Address:
     ------------------------------------------------------------------------

     ------------------------------------------------------------------------

     ------------------------------------------------------------------------
                              (Including Zip Code)

Area Code and Telephone No.:
                       --------------------------------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

              SIGNATURE GUARANTEE (SEE INSTRUCTIONS 1 AND 6 BELOW)

Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

--------------------------------------------------------------------------------
        (Name of Medallion Signature Guarantor Guaranteeing Signatures)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  (Address (including zip code) and Telephone Number (including area code) of
                                     Firm)

--------------------------------------------------------------------------------
                             (Authorized Signature)

--------------------------------------------------------------------------------
                                 (Printed Name)

--------------------------------------------------------------------------------
                                    (Title)

Date:            , 19   .

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 5, 6, 7 AND 8)

   To be completed ONLY if
 certificates for Notes in a
 principal amount not tendered or
 not accepted for purchase are to be
 issued in the name of, or checks
 constituting payments for Notes to
 be purchased or Consent Payments to
 be made in connection with the
 Offer and Solicitation are to be
 issued to the order of, someone
 other than the person or persons
 whose signature(s) appear(s) within
 this Consent and Letter of
 Transmittal or issued to an address
 different from that shown in the
 box entitled "Description of Notes"
 within this Consent and Letter of
 Transmittal, or if Notes tendered
 by book-entry transfer that are not
 accepted for purchase are to be
 credited to an account maintained
 at DTC other than the one designed
 above.

 Issue: r Notes
 r Checks
 (check as applicable)

 Name: ______________________________
                                 (Please Print)
 Address: ___________________________
                                 (Please Print)
 ------------------------------------
                             Zip Code
 ------------------------------------
                   Taxpayer Identification or Security Number
                        (See Substitute Form W-9 herein)

       SIGNATURE GUARANTEE (See
         Instruction 1 below)
    Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor
 ------------------------------------
        (Name of Medallion Signature Guarantor Guaranteeing Signatures)
 ------------------------------------
 ------------------------------------
 ------------------------------------
  (Address (including zip code) and Telephone Number) (including area code of
                                     Firm)
 ------------------------------------
                             (Authorized Signature)
 ------------------------------------
                                 (Printed Name)
 ------------------------------------
                                    (Title)
 Date:              , 19   .


                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 5, 6, 7 AND 8)

   To be completed ONLY if
 certificates for Notes in a
 principal amount not tendered or
 not accepted for purchase or checks
 constituting payments for Notes to
 be purchased or Consent Payments to
 be made in connection with the
 Offer and the Solicitation are to
 be sent to someone other than the
 person or persons whose
 signature(s) appear(s) within this
 Consent and Letter of Transmittal
 or to an address different from
 that shown in the box entitled
 "Description of Notes" within this
 Consent and Letter of Transmittal.

 Deliver: r Notes
 r Checks
 (check as applicable)
 Name: ______________________________
                                 (Please Print)
 Address: ___________________________
                                 (Please Print)
 ------------------------------------
                             Zip Code
 ------------------------------------
                   Taxpayer Identification or Security Number
                        (See Substitute Form W-9 herein)

                                 INSTRUCTIONS

    FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER AND SOLICITATION

  1. GUARANTEE OF SIGNATURES. Signatures on this Consent and Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each a "Medallion Signature Guarantor"), unless the Notes tendered thereby are tendered (i) by a registered Holder of Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes) who has not completed any of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" on the Consent and Letter of Transmittal, or (ii) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. ("NASD") or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"). If the Notes are registered in the name of a person other than the signer of the Consent and Letter of Transmittal or if Notes not accepted for payment or not tendered are to be returned to a person other than the registered Holder, then the signature on this Consent and Letter of Transmittal accompanying the tendered Notes must be guaranteed by a Medallion Signature Guarantor as described above. Beneficial owners whose Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender Notes and deliver Consents with respect to Notes so registered. See Item 7, "Procedures for Tendering Notes and Delivering Consents," in the Statement.

  2. REQUIREMENTS OF TENDER. This Consent and Letter of Transmittal is to be completed by registered Holders of Notes if certificates representing such Notes are to be forwarded herewith, or if delivery of such certificates is to be made by book-entry transfer to the account maintained by DTC, pursuant to the procedures set forth in the Statement under Item 7, "Procedures for Tendering Notes and Delivering Consents," unless such Notes are being transferred through ATOP in connection with a tender after the Consent Expiration Date. For a holder to properly tender Notes and deliver Consents pursuant to the Offer and the Solicitation, a properly completed and duly executed Consent and Letter of Transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, must be received by the Depositary at its address set forth herein on or prior to the Consent Expiration Date or Tender Offer Expiration Date, as applicable, and either (i) certificates representing such Notes must be received by the Depositary at its address or (ii) such Notes must be transferred pursuant to the procedures for book-entry transfer described in the Statement under Item 7, "Procedures for Tendering Notes and Delivering Consents," and a Book-Entry Confirmation must be received by the Depositary, in each case, on or prior to the Consent Expiration Date or Tender Offer Expiration Date, as applicable; provided, however, that no Consent Payment will be paid to Holders who tender Notes and deliver their Consents after the Consent Expiration Date. A Holder who desires to tender Notes and who cannot comply with procedures set forth herein for tender on a timely basis or whose Notes are not immediately available must comply with the guaranteed delivery procedures discussed below, but only if such Notice of Guaranteed Delivery is transmitted after the Consent Expiration Date.

  If a registered Holder desires to tender Notes pursuant to the Offer after the Consent Expiration Date and (a) certificates representing such Notes are not immediately available, (b) time will not permit such Holder's Consent and Letter of Transmittal, certificates representing such Notes and all other required documents to reach the Depositary on or prior to the Tender Offer Expiration Date, or (c) the procedures for book-entry transfer cannot be completed on or prior to the Tender Offer Expiration Date, such Holder may nevertheless tender such Notes with the effect that such tender will be deemed to have been received on or prior to the Tender Offer Expiration Date if the procedures set forth in the Statement under Item 7, "Procedures for Tendering Notes and Delivering Consents--Guaranteed Delivery," are followed. Pursuant to such procedures, (i) the tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company herewith, or an Agent's Message with respect to a guaranteed delivery that is accepted by the Company, must be received by the Depositary on or prior to the Tender Offer Expiration Date, and (iii) the certificates for the tendered Notes, in proper form for transfer (or a Book-Entry Confirmation of the transfer of such Notes into the Depositary's account at DTC as described in the Statement), together with a Consent and Letter of Transmittal (or manually signed facsimile thereof) properly completed and duly executed, with any required signature guarantees and any other documents required by the Consent and Letter of Transmittal or a properly transmitted Agent's Message, must be received by the Depositary within three business days after the date of execution of the Notice of Guaranteed Delivery.

  3. CONSENTS TO PROPOSED AMENDMENTS. A valid Consent to the Proposed Amendments may be given only by the Holder or their attorney-in-fact. A beneficial owner who is not a Holder must arrange with the Holder to execute and deliver a Consent on their behalf, obtain a properly completed irrevocable proxy that authorizes such beneficial owner to consent to the Proposed Amendments on behalf of such Holder or become a Holder. Notwithstanding the foregoing, any DTC participant which has Notes credited to its DTC account at any time (and thereby held of record by DTC's nominee) may directly provide a Consent to the Proposed Amendments as though it were the registered Holder by so completing, executing and delivering the Consent and Letter of Transmittal. TO VALIDLY DELIVER A CONSENT WITH RESPECT TO NOTES TRANSFERRED PURSUANT TO ATOP ON OR PRIOR TO THE CONSENT EXPIRATION DATE, A DTC PARTICIPANT USING ATOP MUST ALSO PROPERLY COMPLETE AND DULY EXECUTE A CONSENT AND LETTER OF TRANSMITTAL AND DELIVER IT TO THE DEPOSITARY ON OR PRIOR TO THE CONSENT EXPIRATION DATE.

  4. WITHDRAWAL OF TENDERS AND REVOCATION OF CONSENTS. Tenders of Notes may be withdrawn at any time prior to the Tender Offer Expiration Date. Consents may be revoked at any time on or prior to the Consent Expiration Date. A valid withdrawal of tendered Notes effected on or prior to the Consent Expiration Date will constitute the concurrent valid revocation of such Holder's related Consent. Consents may not be revoked after the Consent Expiration Date except in the limited circumstances described below. In order for a Holder to revoke a Consent, such Holder must withdraw the related tendered Notes. Tenders of Notes may be validly withdrawn if the Offer is terminated without any Notes being purchased thereunder. In the event of a termination of the Offer, the Notes tendered pursuant to the Offer will be promptly returned to the tendering Holder and the Supplemental Indenture will not become operative. If the Solicitation is amended on or prior to the Consent Expiration Date in a manner determined by the Company to constitute a material adverse change to the Holders of the Notes, the Company promptly will disclose such amendment and, if necessary, extend the Solicitation for such Notes for a period deemed by the Company to be adequate to permit Holders of the Notes to withdraw their Notes and revoke their Consents. In addition, if the consideration to be paid in the Offer is increased or decreased or the principal amount of Notes subject to the Offer is decreased, the Offer will remain open at least 10 business days from the date the Company first gives notice to Holders, by public announcement or otherwise, of such increase or decrease.

  For a withdrawal of a tender of Notes (and the concurrent revocation of Consents) to be effective, a written or facsimile transmission notice of withdrawal must be received by the Depositary on or prior to Tender Offer Expiration Date at its address set forth on the back cover of the Statement. Any such notice of withdrawal must (i) specify the name of the person who tendered the Notes to be withdrawn, (ii) contain the description of the Notes to be withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing such Notes (unless such Notes were tendered by book-entry transfer) and the aggregate principal amount represented by such Notes and (iii) be signed by the Holder of such Notes in the same manner as the original signature on the Consent and Letter of Transmittal by which such Notes were tendered (including any required signature guarantees), or be accompanied by (x) documents of transfer sufficient to have the Trustee register the transfer of the Notes into the name of the person withdrawing such Notes or (y) a properly completed irrevocable proxy authorizing such person to effect such withdrawal on behalf of such Holder. If the Notes to be withdrawn have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal even if physical release is not yet effected.

  Any valid revocation of Consents will automatically render the prior tender of the Notes to which such Consents relate defective and the Company will have the right, which it may waive, to reject such tender as invalid. Any permitted withdrawal of Notes and revocation of Consents may not be rescinded, and any Notes properly withdrawn will thereafter be deemed not validly tendered and any Consents revoked will be deemed not validly delivered for purposes of the Offer; provided, however, that withdrawn Notes may be re-tendered and revoked Consents may be re-delivered by again following one of the appropriate procedures described herein at any time on or prior to the Tender Offer Expiration Date or the Consent Expiration Date, as applicable. After the Consent Expiration Date, Consents may not be revoked, except in the limited circumstances described above.

  ALL QUESTIONS AS TO THE VALIDITY, FORM AND ELIGIBILITY (INCLUDING TIME OF RECEIPT) OF NOTICES OF WITHDRAWAL AND REVOCATION OF CONSENTS WILL BE DETERMINED BY THE COMPANY, IN THE COMPANY'S SOLE DISCRETION (WHOSE DETERMINATION SHALL BE FINAL AND BINDING). NEITHER THE COMPANY, THE DEPOSITARY, THE DEALER MANAGER, THE INFORMATION AGENT, THE TRUSTEE OR ANY OTHER PERSON WILL BE UNDER ANY DUTY TO GIVE NOTIFICATION OF ANY DEFECTS OR IRREGULARITIES IN ANY NOTICE OF WITHDRAWAL OR REVOCATION OF CONSENTS, OR INCUR ANY LIABILITY FOR FAILURE TO GIVE ANY SUCH NOTIFICATION.

  5. PARTIAL TENDERS AND CONSENTS. Tenders of Notes pursuant to the Offer (and the corresponding Consents thereto pursuant to the Solicitation) will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled "Description of Notes" herein. The entire principal amount represented by the certificates for all Notes delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes is not tendered or not accepted for purchase, certificates for the principal amount of Notes not tendered or not accepted for purchase will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the Holder unless otherwise provided in the appropriate box on this Consent and Letter of Transmittal (see Instruction 7) promptly after the Notes are accepted for purchase.

  6. SIGNATURES ON THIS CONSENT AND LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENT; GUARANTEE OF SIGNATURES. If this Consent and Letter of Transmittal is signed by the registered holder(s) of the Notes tendered hereby or with respect to which Consent is given, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Consent and Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

  IF THIS CONSENT AND LETTER OF TRANSMITTAL IS EXECUTED BY A HOLDER OF NOTES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID PROXY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR.

  If any of the Notes tendered hereby (and with respect to which Consent is given) are owned of record by two or more joint owners, all such owners must sign this Consent and Letter of Transmittal. If any tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Consent and Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

  If this Consent and Letter of Transmittal is signed by the Holder, and the certificates for any principal amount of Notes not tendered or accepted for purchase are to be issued (or if any principal amount of Notes that is not tendered or not accepted for purchase is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account at DTC of, the registered Holder, and checks constituting payments for Notes to be purchased and Consent Payments to be made in connection with the Offer and Solicitation are to be issued to the order of the registered Holder, then the registered Holder need not endorse any certificates for tendered Notes, nor provide a separate bond power. In any other case (including if this Consent and Letter of Transmittal is not signed by the registered Holder), the registered Holder must either properly endorse the certificates for Notes tendered or transmit a separate properly completed bond power with this Consent and Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a Medallion Signature Guarantor, unless such certificates or bond powers are executed by an Eligible Institution. See Instruction 1.

  If this Consent and Letter of Transmittal or any certificates of Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted with this Consent and Letter of Transmittal.

  Endorsements on certificates for Notes, signatures on bond powers and proxies and Consents provided in accordance with this Instruction 6 by registered holders not executing this Consent and Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor. See Instruction 1.

  7. SPECIAL PAYMENT AND SPECIAL DELIVERY INSTRUCTIONS. Tendering Holders should indicate in the applicable box or boxes the name and address to which Notes for principal amounts not tendered or not accepted for purchase or checks constituting payments for Notes to be purchased and Consent Payments to be made in connection with the Offer and Solicitation are to be issued or sent, if different from the name and address of the registered Holder signing this Consent and Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Notes not tendered or not accepted for purchase will be returned to the registered Holder of the Notes tendered. Holders of Notes tendering by book-entry transfer will have Notes not tendered or not accepted for purchase returned by crediting their account at DTC.

  8. TAXPAYER IDENTIFICATION NUMBER. Each tendering Holder is required to provide the Depositary with the Holder's correct taxpayer identification number ("TIN"), generally the Holder's social security or federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, or, alternatively, to establish another basis for exemption from backup withholding. A Holder must cross out item (2) in the Certification box on Substitute Form W-9 if such Holder is subject to backup withholding. Failure to provide the information on the form may subject the tendering Holder to 31% federal income tax backup withholding on the payments, including the Consent Payment, made to the Holder or other payee with respect to Notes purchased pursuant to the Offer. The box in Part 3 of the form should be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within 60 days, thereafter the Depositary will withhold 31% from all such payments with respect to the Notes to be purchased and the Consent Payments to be made until a TIN is provided to the Depositary.

  9. TRANSFER TAXES. The Company will pay all transfer taxes applicable to the purchase and transfer of Notes pursuant to the Offer, except in the case of deliveries of certificates for Notes for principal amounts not tendered or not accepted for payment that are registered or issued in the name of any person other than the registered Holder of Notes tendered hereby. Except as provided in this Instruction 9, it will not be necessary for transfer stamps to be affixed to the certificates listed in this Consent and Letter of Transmittal.

  10. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tendered Notes or delivery of Consents pursuant to any of the procedures described above will be determined by the Company in the Company's sole discretion (whose determination shall be final and binding). The Company expressly reserves the absolute right, in its sole discretion, subject to applicable law, to reject any or all tenders of any Notes or delivery of Consents determined by it not to be in proper form or, in the case of Notes, if the acceptance for payment of, or payment for, such Notes may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, subject to applicable law, to waive or amend any of the conditions of the Offer or the Solicitation or to waive any defect or irregularity in any tender with respect to Notes or delivery of Consents of any particular Holder, whether or not similar defects or irregularities are waived in the case of other Holders. The Company's interpretation of the terms and conditions of the Offer and Solicitation (including the Consent and Letter of Transmittal and the Instructions thereto) will be final and binding. Neither the Company, the Depositary, the Dealer Manager, the Information Agent, the Trustee or any other person will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification. If the Company waives its right to reject a defective tender of Notes, the Holder will be entitled to the Tender Offer Consideration and, if applicable, the Consent Payment.

  11. WAIVER OF CONDITIONS. The Company expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Offer or Solicitation in the case of any Notes tendered or Consents delivered, in whole or in part, at any time and from time to time.

  12. MUTILATED, LOST, STOLEN, OR DESTROYED CERTIFICATES FOR NOTES. Any Holder of Notes whose certificates for Notes have been mutilated, lost, stolen or destroyed should write to First Union National Bank of Georgia, the Trustee.

  13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering Notes and consenting to the Proposed Amendments and requests for assistance or additional copies of the Statement and this Consent and Letter of Transmittal may be directed to, and additional information about the Offer and Solicitation may be obtained from, either the Dealer Manager or the Information Agent, whose addresses and telephone numbers appear below.

                           IMPORTANT TAX INFORMATION

  Under federal income tax laws, a Holder whose tendered Notes are accepted for payment is required to provide the Depositary (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Depositary is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments, including any Consent Payment, made with respect to Notes purchased pursuant to the Offer may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

  Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Depositary. A foreign person, including entities, may qualify as an exempt recipient by submitting to the Depositary a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's foreign status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on payments, including any Total Consideration or Tender Offer Consideration, as the case may be, made with respect to Notes purchased pursuant to the Offer, the Holder is required to provide the Depositary with either: (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (a) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The Holder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the registered holder of the Notes. If the Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

PAYER'S NAME:           HARRIS TRUST COMPANY OF NEW YORK




                                                ------------------------------
 SUBSTITUTE            PART 1--PLEASE               Social Security Number
                       PROVIDE YOUR TIN IN      OR
                       THE BOX AT RIGHT AND
                       CERTIFY BY SIGNING
                       AND DATING BELOW

 FORM W-9                                       ------------------------------
                                                   Employer Identification
                                                            Number

 DEPARTMENT OF THE TREASURY


 INTERNAL REVENUE SERVICE
                      ---------------------------------------------------------

 PAYER'S REQUEST FOR   PART 2--Certification--Under          PART 3--
                       Penalties of Perjury, I Certify
                       that:
                       (1) The number shown on this form
                           is my correct Taxpayer
                           Identification Number (or I am
                           waiting for a number to be
                           issued to me) and

 TAXPAYER IDENTIFICATION
 NUMBER (TIN)                                                Awaiting TIN  [_]


--------------------------------------------------------------------------------

 Certificate instructions--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
                       (2) I am not subject to backup
                           withholding either because I
                           have not been notified by the
                           Internal Revenue Service
                           ("IRS") that I am subject to
                           backup withholding as a result
                           of failure to report all
                           interest or dividends, or the
                           IRS has notified me that I am
                           no longer subject to backup
                           withholding.

 SIGNATURE _________________________________________  DATE _________ , 19    .


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
     OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

 SIGNATURE _________________________________________  DATE _________ , 19    .

             The Depositary for the Offer and the Solicitation is:

                       HARRIS TRUST COMPANY OF NEW YORK

                   By Mail:                 By Hand or Overnight Courier:
              Wall Street Station                   Receive Window
                 P.O. Box 1023                    Wall Street Plaza
            New York, NY 10268-1023           88 Pine Street, 19th Floor
                                                  New York, NY 10005

                          By Facsimile Transmission:
                       (for Eligible Institutions Only)
                            (212) 701-7636 or 7637

                   For Information Telephone (call collect):
                                (212) 701-7624

  Any questions or requests for assistance or additional copies of this Statement, the Consent and Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone numbers and address listed below. A Holder may also contact the Dealer Manager at its telephone number set forth below or such Holder's broker, dealer, commercial bank or trust company or nominee for assistance concerning the Offer and the Solicitation.

         The Information Agent for the Offer and the Solicitation is:

                                     LOGO

                               156 Fifth Avenue
                           New York, New York 10010
                           (212) 929-5500 (Collect)
                           Toll Free: (800) 322-2885

      The Dealer Manager for the Offer and the Solicitation Agent for the
                               Solicitation is:

                             CHASE SECURITIES INC.

                          270 Park Avenue, 4th Floor
                         New York, New York 10017-2070
                            Attention: Robert Berk
                        Call: (212) 270-1100 (collect)